UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:       October 31

Date of reporting period:     November 1, 2011 - April 30, 2012

Item 1.	Reports to Stockholders.

SECTION 19(B) DISCLOSURE

April 30, 2012

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.125 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Semi-Annual Report | April 30, 2012	1

Reaves Utility Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Dear Shareholders:

We are happy to report that the Reaves Utility Income Fund’s (the “Fund”) total net assets increased during the six months ended April 30, 2012 to $575,386,427, from $545,022,825, at the beginning of the fiscal year. The change in net asset value includes the monthly distributions paid on the common shares totaling $0.75 during the period.

The market price of the Fund’s common shares increased from $25.05 at October 31, 2011 to $26.75 at close of April 30, 2012. The April 30th closing market price was at a 7.3% premium to the net asset value.

On December 20, 2011 the Board of Trustees announced its regularly monthly dividend of $0.125 per common share and a special capital gain distribution of $0.332 per share. On April 4, 2012 the Board announced that the dividends for April, May & June 2012 would be maintained at the $0.125/share rate. Based upon the $0.125 dividend rate and the April 30th closing market price of the Fund’s common stock, the annualized dividend yield was 5.6%. The Fund’s unrealized capital appreciation continues to provide flexibility to the Trustees when considering the Fund’s distribution policy.

Leverage

The sovereign debt situation in Europe appeared to be moving, albeit slowly, toward a resolution. After discussions with the Fund’s Trustees, bank credit provider and corporate counsel the Fund’s leverage was restored to $240 million in February. March and April produced positive total returns for the Fund.

Commentary

Nothing has been fixed: sovereign default risk persists, Greece will likely default again and European banks have taken on even more sovereign debt. However, in the short term, the easing of the European financial crisis and signs of improving economic growth in the U.S. encouraged investors to take risk. For the first quarter of 2012, the S&P 500 produced an exceptional double-digit return of 12.6%. Since 1978 there have been only 15 out of 137 quarters wherein the S&P 500 Index return exceeded 12%. Volatility is expected to persist and central banks will endeavor to maintain low interest rates for the foreseeable future.

Telecommunications

Returns for the period were positive. AT&T’s agreed purchase of T-Mobile in the U.S. from Deutsche Telekom was abrogated in December. The Federal Communications Commission (FCC) voiced concerns about the deal and FCC Chairman, Julius Genachowski, ordered the matter be remanded to an administrative law judge. This prompted AT&T to withdraw its merger application from the FCC. Simultaneously, AT&T announced it was taking a $4 billion charge in the fourth quarter to reserve against the previously agreed breakup fee owed to Deutsche Telekom if the merger failed to be completed. We viewed the failure of the merger as a marginal negative for AT&T. In a show of strength AT&T increased its annual dividend 2.3% in December. From December 31st through April 30th AT&T’s stock price increased 8.8% from $30.24 to $32.91.

In contrast Frontier Communications took the largely expected step of cutting its dividend. While painful to shareholders, the action was necessary to assure access to credit markets. The cash savings of about $350 million will be used to reduce debt and for incremental investment in broadband, the primary driver for future revenue growth.

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Electric Utilities

Sustainability of allowed returns in a low interest rate environment was a concern for utility investors throughout the period. If regulators were to reduce allowed returns significantly they would risk undermining the credit ratings of utilities with the result that utilities’ cost of capital would rise. There has been a reduction in allowed return on equity in recent rate cases to around 10%. We saw this in the Detroit Edison rate case, as well as in decisions affecting NVE Energy and Western Resources. Most states seem to be aiming toward the lowest possible return while maintaining a double-digit rate. In light of the very low level of interest rates, a 10% return on equity (ROE) appears equitable. Because of aggressive capital budgets and additions to rate base, the earnings impact due to the reduced ROE should be more than offset by rate base growth.

The second major concern of utility investors has been the potential earnings impact of new environmental regulations. The material decline in natural gas prices has made the pending Environmental Protection Agency (EPA) rule for Cross State Air Pollution (CSAPR) and the new hazardous air pollutants rule, officially known as the Maximum Achievable Control Technology (MACT) rule, much less onerous. Reduced fuel costs due to a declining or low priced natural gas market partially mitigate the cost of incremental spending to implement the new EPA rules. In response to legal challenges, the United States Court of Appeals for the D.C. Circuit issued, on December 30, 2011, its ruling to stay CSAPR pending judicial review.

Our view is that utility investment continues to be an important economic development objective for much of the country with regulators (aided by the tailwind of falling gas and electric prices) supporting rate stability over minimizing nominal rates in the short term.

Gas Utilities

Weak industrial demand, weather (7.5-10% warmer than normal), and growth in gas production from shale contributed to the persistent natural gas price declines. Commodity prices, however, typically do not have a significant impact on the valuation of natural gas processors, which tend to be more sensitive to volume than price. Indeed, two acquisitions of public companies, with gas processing and pipeline assets, fueled price appreciation in nearly every company with midstream gas and/or pipeline operations. Portfolio holdings in Oneok Inc., Nisource, Williams Cos. and most master limited partnerships participated in the rally.

Outlook

The macro-economic climate is complex and markets remain volatile, driven by economic policy concerns. Investors continue to sell equities to buy expensive fixed income securities with negligible yields. The steady and relatively predictable earnings and income and dividend growth characteristic of the Fund’s telecom and utility investments have allowed the Fund to maintain and grow its dividend. The nations pressing need for infrastructure investment and investment to comply with environmental regulation provide growth opportunities for the Fund’s investments in an otherwise low growth economy.

Semi-Annual Report | April 30, 2012	3

Reaves Utility Income Fund	Shareholder Letter
April 30, 2012 (Unaudited)

As always, we will strive to invest in companies that have the financial capacity and managerial discipline to grow their dividends. We appreciate the opportunity to serve you.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company

The Shareholder Letter and other information included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

4	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2012 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 130.30%
Communications Equipment 0.14%
QUALCOMM, Inc.	12,500	$798,000

Diversified Telecommunication Services 33.46%
AT&T, Inc.(1)(2)	1,401,900	46,136,529
BCE, Inc.(2)	925,000	37,490,250
CenturyLink, Inc.(1)(2)	780,500	30,096,080
Frontier Communications Corp.	2,930,533	11,839,353
TDC A/S	120,000	860,468
Telecom Corp. of New Zealand, Ltd. - ADR	1	11
Verizon Communications, Inc.(1)(2)	985,000	39,774,300
Windstream Corp.(1)(2)	2,350,000	26,414,000

		192,610,991

Electric Utilities 29.80%
CEZ AS	15,000	604,838
CPFL Energia S.A. - ADR	100,500	2,834,100
Edison International	40,000	1,760,400
Entergy Corp.(2)	185,000	12,128,600
FirstEnergy Corp.(2)	140,000	6,554,800
ITC Holdings Corp.(2)	90,000	6,971,400
Northeast Utilities	138,400	5,088,968
Pinnacle West Capital Corp.(2)	530,000	25,625,500
PPL Corp.(1)(2)	1,320,000	36,102,000
Progress Energy, Inc.(1)(2)	680,000	36,189,600
Red Electrica Corp. S.A.	55,000	2,394,501
RWE AG	55,263	2,375,594
SSE PLC	200,000	4,287,708
The Southern Co.(2)	575,000	26,415,500
UIL Holdings Corp.	65,000	2,234,050

		171,567,559

Equipment & Services 0.48%
Seadrill, Ltd.	70,000	2,739,100

Gas Utilities 4.13%
Just Energy Group, Inc.	180,000	2,366,959
National Fuel Gas Co.	150,000	7,098,000
ONEOK, Inc.(2)	155,000	13,312,950
South Jersey Industries, Inc.	20,000	985,000

		23,762,909

Semi-Annual Report | April 30, 2012	5

Reaves Utility Income Fund	Statement of Investments
April 30, 2012 (Unaudited)

Independent Power Producers & Energy Traders 1.14%
Calpine Corp.*	350,000	$6,562,500

Media 0.79%
Comcast Corp., Class A(1)(2)	150,000	4,549,500

Multi-Utilities 30.06%
Ameren Corp.(1)(2)	575,000	18,854,250
DTE Energy Co.(1)(2)	650,000	36,647,000
Integrys Energy Group, Inc.(1)(2)	392,200	21,429,808
National Grid PLC - ADR(2)	228,000	12,332,520
NiSource, Inc.(2)	1,300,000	32,045,000
OGE Energy Corp.	80,000	4,316,800
PG & E Corp.(2)	272,000	12,016,960
SCANA Corp.(1)(2)	465,000	21,445,800
TECO Energy, Inc.(2)	775,000	13,965,500

		173,053,638

Oil, Gas & Consumable Fuels 2.91%
Cenovus Energy, Inc.	70,000	2,537,500
Occidental Petroleum Corp.	30,000	2,736,600
Penn West Petroleum, Ltd.(2)	200,000	3,428,000
Spectra Energy Corp.(2)	146,500	4,503,410
TransCanada Corp.(2)	80,000	3,518,400

		16,723,910

Pipelines 4.43%
The Williams Cos., Inc.(1)(2)	750,000	25,522,500

Real Estate Investment Trusts (REITS) 4.25%
American Tower Corp.(2)	137,000	8,984,460
Annaly Capital Management, Inc.(1)(2)	950,000	15,504,000

		24,488,460

Road & Rail 3.22%
Union Pacific Corp.(1)(2)	165,000	18,552,600

Tobacco 2.85%
Altria Group, Inc.(1)(2)	510,000	16,427,100

Water Utilities 6.16%
American Water Works Co., Inc.(2)	790,000	27,049,600
Aqua America, Inc.	110,000	2,498,100
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	75,000	5,937,000

		35,484,700

6	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2012 (Unaudited)

Wireless Telecommunication Services 6.48%
Cellcom Israel, Ltd.	38,000	$474,620
MetroPCS Communications, Inc.*	100,000	730,000
Telefonica Brasil S.A. - ADR(2)	600,000	17,082,000
Vodafone Group PLC - ADR(2)	685,000	19,063,550

		37,350,170

TOTAL COMMON STOCKS (Cost $639,144,514)		750,193,637

PREFERRED STOCKS 1.21%
Electric Utilities 0.52%
Constellation Energy Group, Inc., Series A, 8.625%	5,000	133,550
Entergy Louisiana Holdings LLC, 6.950%	7,900	796,419
Entergy Mississippi, Inc.,
6.250%	10,000	251,250
4.560%	3,520	315,260
Entergy New Orleans, Inc., 4.360%	4,500	390,656
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	1,093,417

		2,980,552

Multi-Utilities 0.25%
Ameren Illinois Co., 4.250%	10,300	905,756
Southern Cal Edison Co., 4.320%	24,300	545,778

		1,451,534

Oil, Gas & Consumable Fuels 0.44%
Anglo Dutch Oil Well(3)(4)	1,000	2,550,000

TOTAL PREFERRED STOCKS (Cost $6,196,081)		6,982,086

LIMITED PARTNERSHIPS 6.73%
Copano Energy LLC	116,000	4,145,840
Enbridge Energy Partners LP	250,000	7,725,000
Enterprise Products Partners LP	475,000	24,481,500
MarkWest Energy Partners LP	40,000	2,406,000

TOTAL LIMITED PARTNERSHIPS (Cost $27,893,376)		38,758,340

Semi-Annual Report | April 30, 2012	7

Reaves Utility Income Fund	Statement of Investments
April 30, 2012 (Unaudited)

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 1.61%
Diversified Telecommunication Services 1.23%
Qwest Corp., 7.500%, 6/15/23	Baa3/BBB-	$7,000,000	$7,096,250

Wireless Telecommunication Services 0.38%
Frontier Communications Corp., 8.250%, 4/15/17	Ba2/BB	2,000,000	2,165,000

TOTAL CORPORATE BONDS (Cost $8,583,241)			9,261,250

		SHARES	VALUE
MUTUAL FUNDS 0.70%
Loomis Sayles Institutional High Income Fund		548,386	4,052,572

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,052,572

MONEY MARKET FUNDS 0.67%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.001% (7-Day Yield)		3,839,580	3,839,580

TOTAL MONEY MARKET FUNDS (Cost $3,839,580)			3,839,580

TOTAL INVESTMENTS - 141.22% (Cost $689,656,792)			$813,087,465

LEVERAGE FACILITY - (41.68%)			(240,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.46%			2,672,100

NET ASSETS - 100.00%			$575,759,565

*	Non Income Producing Security
(1)	Loaned security; a portion or all of the security is on loan at April 30, 2012. (See Note 4)
(2)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2012. (See Note 4)
(3)	Restricted security. As of April 30, 2012, the total market value of this security was $2,550,000 representing 0.44% of net assets. (also see footnote 4 on the following page)

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2012 (Unaudited)

(4)

Security fair valued using pursuant to procedures approved by the Board of Trustees. As of April 30, 2012, the total market value of these securities was $2,550,000 representing 0.44% of net assets (See Note 1). The Fund has engaged in a private purchase of preferred shares in an oil and gas well, operated by Anglo Dutch Corporation, a private company. The preferred shares have an expected life of 48 months, which would result in an effective maturity date of 12/1/2013. The Fund expects to receive interest at a rate of 15% per annum.

Common Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

This translates literally in all languages mentioned as anonymous company.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2012	9

Reaves Utility Income Fund	Statement of Assets and Liabilities
April 30, 2012 (Unaudited)

ASSETS:
Investments, at value (Cost $689,656,792)	$813,087,465
Cash	30,240
Foreign currency, at value (Cost $16,004)	16,004
Dividends receivable	3,300,141
Interest receivable	366,383
Receivable for shares sold	278,519
Receivable for investments sold	84,339

Total Assets	817,163,091

LIABILITIES:
Loan payable	240,000,000
Interest payable on loan outstanding	35,700
Payable for investments purchased	794,886
Accrued investment advisory fees	379,153
Accrued administration fees	174,740
Accrued trustees fees	15,689
Accrued chief compliance officer fees	3,358

Total Liabilities	241,403,526

Net Assets Applicable to Common Shareholders	$575,759,565

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$438,107,543
Overdistributed net investment income	(4,252,234)
Accumulated net realized gain on investments and foreign currency transactions	18,473,273
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	123,430,983

Net Assets Applicable to Common Shareholders	$575,759,565

Shares of common stock outstanding of no par value, unlimited shares authorized	23,100,304

Net asset value per common share	$24.92

  See Notes to Financial Statements.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Operations
For the Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $271,374)	$19,850,739
Interest on investment securities	473,785
Securities lending income	52,141
Total Investment Income	20,376,665

EXPENSES:
Interest on loan	1,589,357
Investment advisory fees	2,199,714
Administration fees	1,013,781
Chief compliance officer fee	19,608
Trustees fees	49,964
Total Expenses	4,872,424

Net Investment Income	15,504,241

Net realized gain on:
Investment securities	8,591,053
Foreign currency transactions	2,683
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	28,949,410
Net gain on investments and foreign currency transactions	37,543,146

Net Increase in Net Assets Attributable to Common Shares from Operations	$53,047,387

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2012	11

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$15,504,241	$31,999,630
Net realized gain/(loss) on:
Investment securities	8,591,053	13,803,036
Foreign currency transactions	2,683	(2,890)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	28,949,410	32,662,587
Distributions to Preferred Shareholders:
From net investment income	–	(382,342)
From net realized gains	–	(9,683)
Net increase in net assets attributable to common shares from operations	53,047,387	78,070,338

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(17,281,561)	(33,246,134)
From net realized gains	(7,642,179)	–
Net decrease in net assets from distributions to common shareholders	(24,923,740)	(33,246,134)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to shareholders from reinvestment of dividends	2,613,093	2,281,175
Net increase from capital share transactions	2,613,093	2,281,175

Net Increase in Net Assets Attributable to Common Shares	30,736,740	47,105,379

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$545,022,825	$497,917,446
End of period*	$575,759,565	$545,022,825

* Including overdistributed net investment income of:	$(4,252,234)	$(2,474,914)

See Notes to Financial Statements.

12	1-800-644-5571

Reaves Utility Income Fund	Statement of Cash Flows
For the Six Months Ended April 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$53,047,387
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(192,141,516)
Proceeds from disposition of investment securities	138,661,342
Net proceeds from disposition of short-term investment securities	5,009,998
Net realized gain on investment securities and foreign currency transactions	(8,593,736)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	(28,949,410)
Premium amortization	629,253
Discount accretion	(12,095)
Increase in dividends receivable	(306,293)
Increase in interest receivable	(167,090)
Increase in interest on loan payable	1,928
Increase in accrued investment advisory fees	19,458
Increase in accrued administration fees	8,968
Decrease in accrued trustees fees	(6,811)
Increase in accrued chief compliance officer fees	108
Net Cash Used In Operating Activities	(32,798,509)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from bank borrowing	55,000,000
Cash distributions paid on Common Shares	(22,285,487)
Net Cash Provided By Financing Activities	32,714,513

Effect of exchange rates on cash	2,993
Net decrease in cash	(81,003)

Cash and foreign currency, beginning of period	$127,247
Cash and foreign currency, end of period	$46,244

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$987,429
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$2,613,093

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2012	13

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Net asset value per common share, end of period

Market price per common share, end of period

Total Investment Return - Net Asset Value(3)
Total Investment Return - Market Price(3)
RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses to average net assets attributable to common shares(4)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(4)
Ratio of net investment income to average net assets attributable to common shares(4)
Ratio of expenses to average managed assets(6)
Portfolio turnover rate
PREFERRED SHARES
Liquidation value, end of period, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(8)
Liquidation preference per share
Average market value per share
BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

  Footnotes to the Financial Highlights are listed on page 16.

14	1-800-644-5571

Financial Highlights

For the Six Months Ended 4/30/12 (Unaudited)	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/08	For the Year Ended 10/31/07
$23.70	$21.75	$15.82	$16.14	$30.32	$26.04

0.67(1)	1.40(1)	1.56(1)	1.44	1.35	1.33
1.63	2.02	5.98	(0.09)	(12.98)	4.88

–	(0.02)	(0.16)	(0.16)	(0.47)	(0.40)
–	(0.00)(2)	–	(0.03)	–	(0.17)
2.30	3.40	7.38	1.16	(12.10)	5.64

(0.75)	(1.45)	(1.45)	(1.31)	(1.37)	(1.31)
(0.33)	–	–	(0.17)	(0.71)	(0.05)
(1.08)	(1.45)	(1.45)	(1.48)	(2.08)	(1.36)
$24.92	$23.70	$21.75	$15.82	$16.14	$30.32

$26.75	$25.05	$22.19	$15.31	$13.98	$26.26

9.88%	15.99%	48.33%	9.92%	(41.56)%	23.00%
11.59%	20.15%	56.37%	22.81%	(41.55)%	23.57%

$575,760	$545,023	$497,917	$359,176	$366,081	$687,653
1.77%(5)	1.93%	1.51%	1.77%	1.33%	1.30%
1.19%(5)	1.27%	N/A	N/A	N/A	N/A
5.63%(5)	6.08%	8.33%	11.47%	5.94%	4.73%
N/A%	N/A%	0.97%	1.01%	0.94%	0.94%
17%	34%	53%	86%	32%	34%

$–	$–(7)	$240,104	$240,095	$240,267	$240,219
–	–(7)	9.6	9.6	9.6	9.6
$–	$–(7)	$76,877	$62,424	$63,161	$96,653
$–	$–(7)	$25,000	$25,000	$25,000	$25,000
$–	$–(7)	$25,000	$25,000	$25,000	$25,000

$240,000	$185,000	N/A	N/A	N/A	N/A
$3,399	$3,946	N/A	N/A	N/A	N/A

Semi-Annual Report | April 30, 2012	15

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Ratios do not reflect dividend payments to preferred shareholders.
(5)	Annualized.
(6)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(7)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(8)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

See Notes to Financial Statements.

16	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Mkt (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

Semi-Annual Report | April 30, 2012	17

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2012:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$750,193,637	$–	$–	$750,193,637
Preferred Stocks
Electric Utilities	133,550	2,847,002	–	2,980,552
Multi-Utilities	545,778	905,756	–	1,451,534
Oil, Gas & Consumable Fuels	–	–	2,550,000	2,550,000
Limited Partnerships	38,758,340	–	–	38,758,340
Corporate Bonds	–	9,261,250	–	9,261,250
Mutual Funds	4,052,572	–	–	4,052,572
Short Term Investments	3,839,580	–	–	3,839,580

Total	$797,523,457	$13,014,008	$2,550,000	$813,087,465

During the six months ended April 30, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, 2, and 3 as of the end of the reporting period.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2011	Accrued Discount/ Premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 4/30/2012	Net change in unrealized appreciation / (depreciation) attributable to Level 3 investments still held at April 30, 2012
Preferred Stocks	$–	(626,840)	–	176,840	3,000,000	–	$2,550,000	$176,840

TOTAL	$–	(626,840)	–	176,840	3,000,000	–	$2,550,000	$176,840

* See Statement of Investments for industry classification.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. Although the Fund held them during the period, as of April 30, 2012, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, therefore the enacted provisions will apply to the Fund for the fiscal year ending October 31, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since

Semi-Annual Report | April 30, 2012	19

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

•

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2008 through October 31, 2011.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Distributions paid from:
Ordinary Income	$33,628,476	$36,590,303
Long-Term Capital Gain	9,683	–

Total	$33,638,159	$36,590,303

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$8,683,426
Accumulated Capital Gain	1,034,772
Unrealized Appreciation	102,747,526
Other Cumulative Effect of Timing Differences	(2,937,349)

Total	$109,528,375

Capital loss carryovers used during the period ended October 31, 2011 were $1,843,473.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2011, certain differences were reclassified. The Fund increased accumulated net investment loss by $2,071,734, increased accumulated net realized gain by $2,098,593 and decreased paid in capital by $26,859. These differences were primarily due to the differing tax treatment of wash sales and certain investments and the amounts reclassified did not affect net assets.

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

As of April 30, 2012, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$161,002,600
Gross unrealized depreciation (excess of tax cost over value)	(28,470,678)

Net unrealized appreciation	$132,531,922

Cost of investments for income tax purposes	$680,555,543

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Semi-Annual Report | April 30, 2012	21

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2012	For the Year Ended October 31, 2011

Common Stock outstanding - beginning of year	22,993,367	22,895,879
Common Stock issued as reinvestment of dividends	106,937	97,488
Common Stock outstanding - end of year	23,100,304	22,993,367

Preferred Shares: In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares” or “AMPS”) were redeemed at their liquidation value of $25,000 per share, plus accrued dividends. The aggregate amount of the 9,600 Preferred Shares redeemed was $240,000,000, plus accrued dividends. Financing for the redemption of the AMPS was obtained through a Committed Facility Agreement-See Note 4. Previously, the Fund had been authorized to issue an unlimited number of no par value Preferred Shares. The Fund had issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends. Dividends on the Preferred Shares were cumulative and were paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, were paid annually.

In February 2008, the Preferred Shares market for closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continued to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever was greater. The 7-day LIBOR rate was used for the M7 and F7 Series and the 30-day LIBOR rate was used for the W28 Series. In total, the Fund declared distributions on Preferred Shares of $392,025 for the period November 1, 2010 to December 13, 2010 (date of final AMPS redemption). The distribution rate ranged from 1.50% - 1.51% on the M7 and F7 series, and was 1.50% for the W28 series.

In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. These fees were paid for failed auctions as well.

4. BORROWINGS

As a result of the redemption of the Preferred Shares, the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $240,000,000 (“Maximum Committment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). The Fund may, with 180 days notice, reduce the Maximum Committment to a lesser amount. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on any undrawn balance. The Fund also paid an arrangement fee of 0.25% on the Maximum Committment, upon closing date. The Fund renewed the Agreement on May 2, 2012, for a renewal fee of 0.25% of the Maximum Commitment. This renewal fee will be amortized over a six month period.

For the six months ended April 30, 2012, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $208,269,231 and 1.36%, respectively. As of April 30, 2012, the amount of such outstanding borrowings is $240,000,000. The interest rate applicable to the borrowings on April 30, 2012 was 1.34%. As of April 30, 2012, the amount of pledged collateral was $519,774,188.

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of April 30, 2012, the value of securities on loan was $247,585,126.

The Board of Trustees has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the six months ended April 30, 2012.

The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the Preferred Shares were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., has caused the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase for the periods ended April 30, 2012 and October 31, 2011. This change in presentation is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the Preferred Shares, now redeemed).

Semi-Annual Report | April 30, 2012	23

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2012 (Unaudited)

5. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2012, aggregated $185,843,684 and $132,023,613, respectively.

6. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both W.H. Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

7. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $2,000 annual retainer payable quarterly.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

24	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2012 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator” or “Computershare”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting Computershare, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

Semi-Annual Report | April 30, 2012	25

Reaves Utility Income Fund	Additional Information
April 30, 2012 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, P.O. Box 358035, Pittsburgh, PA 15252-8035.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On March 5, 2012, the Board of Trustees of the Fund met (the “Meeting”) in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Fund and W.H. Reaves & Co., Inc. (the “Adviser” or “W.H. Reaves”). In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services provided by W.H. Reaves.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2012 (Unaudited)

Prior to beginning their review of the Advisory Agreement and supporting review materials, counsel to the Fund, who also serves as independent counsel to the independent Trustees, discussed with the Board its fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement. Fund counsel informed the Board that in considering whether to re-approve the Advisory Agreement between the Fund and W.H. Reaves, the Trustees should consider, among other things:

•	the nature, extent and quality of the services to be provided by the Adviser;

•	the investment performance of the Fund and the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;

•

whether and how the Trustees relied on comparisons of services rendered to and fees paid by the Adviser with the services provided by and the fees paid to other investment managers or the services provided to and the fees paid by other clients, if any, of the Adviser; and

•	any benefits to be derived by the Adviser from the relationship with the Fund, such as soft-dollar arrangements or so called “fallout benefits.”

Mr. Sorenson, as Chief Investment Officer of W.H. Reaves, began the Adviser’s presentation by highlighting for the Trustees certain terms of the Advisory Agreement, including the nature, extent and quality of the services provided by the Adviser and noted that Adviser determines the asset class allocation, stock selection, and realization of gains and losses to meet the Fund’s investment objective. He then explained the research and decision-making processes utilized by the Adviser in connection with providing services to the Fund, including the methods adopted to assure compliance with the Fund’s investment objective and fundamental and non-fundamental investment policies. Mr. Sorenson then reviewed the Adviser’s current staffing and organizational structure by noting the personnel changes that had occurred during the previous fiscal year.

Mr. Sorenson next reviewed the terms of the Advisory Agreement and the fee of 0.575% of the average daily total assets of the Fund. He reminded the Trustees, that as part of the Advisory Agreement, the Adviser had agreed to pay from its own assets compensation to Merrill Lynch to underwrite the Fund’s initial public offering. Merrill Lynch continues to receive an annual fee of 0.15% of the Fund’s average weekly total assets from the Adviser, which results in a net annual advisory fee to Adviser of 0.425%. The total amounts of the gross and net fees received by Adviser for the year ended December 31, 2011 in connection with the Advisory Agreement were $4,404,142 and $3,255,236, respectively. Mr. Sorenson continued his presentation by reviewing with the Trustees the Adviser’s December 31, 2010, and 2011 profitability analysis to assist the Trustees in determining the Adviser’s current financial condition, stability, and overall profitability.

Mr. Sorenson then reviewed with the Trustees the report prepared by Lipper Analytical Services (“Lipper”) that compared the Fund to a peer group of other publicly traded mutual funds selected by Lipper. Lipper’s report (the “Report”) contained information regarding investment performance, comparisons of cost, and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s overall performance.

Mr. Cimino, as Vice President and Chief Operating Officer of W.H. Reaves, joined the presentation by directing the Trustees’ attention to the composition of Lipper’s peer group. He noted that the

Semi-Annual Report | April 30, 2012	27

Reaves Utility Income Fund	Additional Information
April 30, 2012 (Unaudited)

Lipper Peer Group consisted of one closed-end utility sector equity fund, four closed-end master limited partnership funds, one closed-end energy fund, and one closed-end international infrastructure industry fund (“Lipper Peer Group”). He stated that the average net assets of the common shares in the Lipper Peer Group ranged from $208.4 million to $2.1 billion, with three of the peer group funds being larger than the Fund and four being smaller, based on the most recently reported fiscal period of the funds. Mr. Cimino noted that the Fund’s Contractual Management Fees – Common and Leverage Assets (“Management Fee”) was 0.84%, and when compared to the Lipper Peer Group the Fund had the lowest Management Fee. He further noted that the Lipper Peer Group’s highest, lowest and median Management Fees were 1.25%, 0.840% and 0.995%, respectively.

Mr. Cimino next stated that, in terms of performance, the Fund’s performance when compared against the Lipper Peer Group showed strong and consistent performance. As an example, Mr. Cimino noted that the Fund outperformed the median performance for the one-year period ended December 31, 2011, and since inception. The Fund only marginally trailed the Lipper Peer Group’s median performance numbers for the three-years (30.15%) and five-years (6.43%) by 364 and 49 basis points, respectively. Mr. Cimino continued by noting that, when the Fund was compared to the entire universe of closed-end equity funds, the Fund continued to show strong long-term performance. For the one-year, three-year, five-year and since inception periods, the Fund outperformed the Lipper Closed End Sector Equity Index by 1,026, 243, 140 and 275 basis points, respectively.

Mr. Cimino added that, on a reported basis, in terms of Actual Total Expenses-Common and Leveraged Assets (“Total Expenses”), the Fund had the lowest Total Expenses in the Lipper Expense Group. He stated that the Lipper Expense Group’s highest, lowest and median Total Expenses were 3.089%, 1.322% and 1.634%, respectively.

The Board then discussed certain conflicts of interests that may affect the Adviser and the policies and procedures in place to address such conflicts.

The non-interested Trustees, with the assistance of legal counsel, then met in executive session and reviewed and discussed in more detail the information that had been presented relating to W.H. Reaves. The Trustees of the Fund present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the annual investment advisory fee of 0.575% of the Fund’s total assets is fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2012 (Unaudited)

the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2012				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2012
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

Reaves Utility Income Fund	$0.6337	$0.4483	-	$1.0820	58.57%	41.43%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Semi-Annual Report | April 30, 2012	29

Reaves Utility Income Fund	Additional Information
April 30, 2012 (Unaudited)

SHAREHOLDER MEETING

On April 30, 2012, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to elect two (2) Trustees of the Fund. Both Trustees were successfully elected. Results of the proposal were as follows:

Proposal 1: Election of Trustees	For	Withheld
Larry W. Papasan	19,901,027.151	444,683.926
E. Wayne Nordberg	19,979,058.035	366,653.042

30	1-800-644-5571

INTENTIONALLY LEFT BLANK

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which Shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 2, 2012

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	July 2, 2012